                                                                    EXHIBIT 23.1


                     [LETTERHEAD OF ARTHUR ANDERSEN LLP]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Northern Trust Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 of our report dated January 18, 1994, incorporated by reference in Northern Trust Corporation's Annual Report on Form 10-K for the year ended December 31, 1993 and to all references to our firm included in this registration statement.


ARTHUR ANDERSEN LLP


Chicago, Illinois
January 16, 1995